                                                               EXHIBIT 4b (79)


                       THE CLEVELAND ELECTRIC ILLUMINATING
                                     COMPANY



                                       TO




                            THE CHASE MANHATTAN BANK,
                                   as Trustee.





                      Seventy-Ninth Supplemental Indenture

                           Dated as of October 1, 1998


            First Mortgage Bonds, Guarantee Series A of 1998 due 2030 First Mortgage Bonds, Guarantee Series B of 1998 due 2030 First Mortgage Bonds, Guarantee Series C of 1998 due 2030

         Seventy-Ninth Supplemental Indenture, dated as of October 1, 1998, made by and between THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (the "Company"), and THE CHASE MANHATTAN BANK, successor by merger to The Chase Manhattan Bank (National Association), which in turn was successor to Morgan Guaranty Trust Company of New York, formerly Guaranty Trust Company of New York), a corporation organized and existing under the laws of the State of New York (the "Trustee"), as Trustee under the Mortgage and Deed of Trust dated July 1, 1940, hereinafter mentioned:

                                    RECITALS

         In order to secure First Mortgage Bonds of the Company ("Bonds"), the Company has heretofore executed and delivered to the Trustee the Mortgage and Deed of Trust dated July 1, 1940 (the "1940 Mortgage") and Seventy-Eight Supplemental Indentures thereto; and

         The 1940 Mortgage, as supplemented and modified by said Supplemental Indentures and by this Seventy-Ninth Supplemental Indenture, will be hereinafter collectively referred to as the "Indenture" and this Seventy-Ninth Supplemental Indenture will be hereinafter referred to as "this Supplemental Indenture"; and

         The Indenture provides among other things that the Company, from time to time, in addition to the Bonds authorized to be executed, authenticated and delivered pursuant to other provisions therein, may execute and deliver additional Bonds to the Trustee and the Trustee shall thereupon authenticate and deliver such Bonds to or upon the order of the Company; and


         The Company has determined to create pursuant to the provisions of the Indenture three new series of first mortgage bonds, to be pledged as security for the payment of certain obligations undertaken by the Company (i) in connection with (the "Series A Bonds") the issuance by the Ohio Water Development Authority (the "OWDA") of $46,510,000 aggregate principal amount of the State of Ohio Pollution Control Revenue Refunding Bonds, Series 1998-A (The Cleveland Electric Illuminating Company Project), (ii) in connection with (the "Series B Bonds") the issuance by the Ohio Air Quality Development Authority (the "OAQDA") of $12,085,000 aggregate principal amount of the State of Ohio Pollution Control Revenue Refunding Bonds, Series 1998-B (The Cleveland Electric Illuminating Company Project) and (iii) in connection with (the "Series C Bonds") the issuance by the Beaver County Industrial Development Authority (the "BCIDA") of $46,300,000 aggregate principal amount of the Beaver County Industrial Development Authority Pollution Control Revenue Refunding Bonds, Series 1998 (The Cleveland Electric Illuminating Company Project), with such first mortgage bonds to have the denominations, rates of interest, dates of maturity, redemption provisions and other provisions and agreements in respect thereof as in this Supplemental Indenture set forth; and

         The Series A Bonds are to be limited in aggregate principal amount to $46,510,000 and are to be delivered to Chase Manhattan Trust Company, National Association, as trustee (hereinafter called the "OWDA Revenue Bond Trustee") under the Trust Indenture (the "OWDA Revenue Bond Indenture") dated as of October 1, 1998 between the OWDA and the OWDA Revenue Bond Trustee; and




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         The Series B Bonds are to be limited in aggregate principal amount to
$12,085,000 and are to be delivered to Chase Manhattan Trust Company, National Association, as trustee (hereinafter called the "OAQDA Revenue Bond Trustee") under the Trust Indenture (the "OAQDA Revenue Bond Indenture") dated as of October 1, 1998 between the OAQDA and the OAQDA Revenue Bond Trustee; and

         The Series C Bonds are to be limited in aggregate principal amount to $46,300,000 and are to be delivered to Chase Manhattan Trust Company, National Association, as trustee (hereinafter called the "BCIDA Revenue Bond Trustee") under the Trust Indenture (the "BCIDA Revenue Bond Indenture") dated as of October 1, 1998 between the BCIDA and the BCIDA Revenue Bond Trustee; and

         The Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee this Supplemental Indenture in the form hereof for the purposes herein provided; and

         All conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         That The Cleveland Electric Illuminating Company, in consideration of the premises and of the mutual covenants herein contained and of the sum of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents and for other valuable considerations, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the Trust under the Indenture, for the benefit of those who shall hold the Bonds and coupons, if any, issued and to be issued thereunder and under this Supplemental Indenture as hereinafter provided, as follows:


                                    ARTICLE I

                              CONFIRMATION OF 1940
                      MORTGAGE AND SUPPLEMENTAL INDENTURES
                      ------------------------------------

         The 1940 Mortgage (as modified in Article V of the Supplemental Indenture dated December 1, 1947, Article V of the Supplemental Indenture dated May 1, 1954, Article V of the Supplemental Indenture dated March 1, 1958,
Article V of the Supplemental Indenture dated January 15, 1969, Article III of the Supplemental Indenture dated November 23, 1976 and Article III of the Supplemental Indenture dated April 15, 1985) and the Supplemental Indentures dated July 1, 1940, August 18, 1944, December 1, 1947, September 1, 1950, June 1, 1951, May 1, 1954, March 1, 1958, April 1, 1959, December 20, 1967, January
15, 1969, November 1, 1969, June 1, 1970, November 15, 1970, May 1, 1974, April
15, 1975, April 16, 1975, May 28, 1975, February 1, 1976, November 23, 1976,
July 26, 1977, September 27, 1977, May 1, 1978, September 1, 1979, April 1,
1980, April 15, 1980, May 28, 1980, June 9, 1980, December 1,


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1980, July 28, 1981, August 1, 1981, March 1, 1982, July 15, 1982, September 1,
1982, November 1, 1982, November 15, 1982, May 24, 1983, May 1, 1984, May 23,
1984, June 27, 1984, September 4, 1984, November 14, 1984, November 15, 1984,
April 15, 1985, May 28, 1985, August 1, 1985, September 1, 1985, November 1,
1985, April 15, 1986, May 14, 1986, May 15, 1986, February 25, 1987, October 15,
1987, February 24, 1988, September 15, 1988, May 15, 1989, June 13, 1989,
October 15, 1989, January 1, 1990, June 1, 1990, August 1, 1990, May 1, 1991,
May 1, 1992, July 31, 1992, January 1, 1993, February 1, 1993, May 20, 1993,
June 1, 1993, September 15, 1994, May 1, 1995, May 2, 1995, June 1, 1995, July
15, 1995, August 1, 1995, June 15, 1997, August 1, 1997, October 15, 1997, June
1, 1998 and October 1, 1998 respectively, are hereby in all respects confirmed.



                                   ARTICLE II

                        CREATION, PROVISIONS, REDEMPTION,
                   PRINCIPAL AMOUNT AND FORM OF SERIES A BONDS
                   -------------------------------------------

         Section 2.01 The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, Guarantee Series A of 1998 due 2030" of the Company and hereinabove and hereinafter called the "Series A Bonds." The Series A Bonds shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.


         Section 2.02 The Series A Bonds shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 and any integral multiple thereof.

         Section 2.03 The Series A Bonds shall be dated the date of authentication, shall mature on October 1, 2030, and shall bear interest from the time hereinafter provided at such rate per annum on each interest payment date hereinafter defined as shall cause the amount of interest payable on such Series A Bonds to equal the amount of interest payable on the OWDA Revenue Bonds, such interest payable on October 1 and April 1 in each year starting on the Initial Interest Accrual Date (as defined below) (each such date hereinafter called an "interest payment date") on and until maturity, or, in the case of any such Series A Bonds duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Series A Bonds, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture.

         The Series A Bonds shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Except as hereinafter provided, each Series A Bond shall bear interest from the Initial Interest Accrual Date (as defined below) until the principal of such Series A Bond is paid or duly provided for.

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         The interest payable on any interest payment date shall be paid to the respective persons in whose names the Series A Bonds shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Series A Bonds are registered at the close of business on a date (the "Subsequent Record Date") not less than 10 days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Series A Bonds not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day that is not a business day, then such interest payment date shall be the next succeeding business day.

         The interest rate on the Series A Bonds shall be the same rate of interest per annum as is borne by the OWDA Revenue Bonds; provided, however, that if there are different rates of interest borne by the OWDA Revenue Bonds, or if interest is required to be paid on the OWDA Revenue Bonds more frequently than on each October 1 or April 1, the interest rate on the Series A Bonds shall be the rate that results in the total amount of interest payable on an interest payment date, a redemption date or at maturity, as the case may be, or at any other time interest on the Series A Bonds is due and payable, to be equal to the total amount of unpaid interest that has accrued on all then outstanding OWDA Revenue Bonds.



         In the manner and subject to the limitations provided in the Indenture, Series A Bonds may be exchanged for a like aggregate principal amount of Series A Bonds of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.


         Except as otherwise provided in Section 2.03 of this Article II with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Series A Bond is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.


         Section 2.05 The Series A Bonds shall be redeemable only to the extent provided in this Article II, subject to the provisions contained in Article VI of the Indenture and the form of Series A Bond.


         Section 2.06 Subject to the applicable provisions of the Indenture, written notice of redemption of Series A Bonds pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Series A Bonds to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Series A Bonds. Any notice of redemption shall be mailed at least 30 days, but no more than 60 days, prior to the redemption date.

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         Section 2.07 If and when the principal of any OWDA Revenue Bonds shall be paid, then there shall be deemed to have been paid a principal amount of the Series A Bonds then outstanding which bears the same ratio to the aggregate principal amount of Series A Bonds then outstanding as the principal amount of the OWDA Revenue Bonds so paid bears to the aggregate principal amount of the OWDA Revenue Bonds outstanding immediately before such payment; provided, however, that such payment of Series A Bonds shall be deemed to have been made only when and to the extent that notice of such payment of the principal amount of such OWDA Revenue Bonds shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such purchase or payment of OWDA Revenue Bonds has been so made.



         Section 2.08 The Series A Bonds shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive written advice from the OWDA Revenue Bond Trustee stating that the principal amount of all the OWDA Revenue Bonds then outstanding under the OWDA Revenue Bond Indenture has been declared due and payable pursuant to the provisions of Section 11.02 of the OWDA Revenue Bond Indenture, specifying the date of the accelerated maturity of such OWDA Revenue Bonds and the date or dates from which interest on the OWDA Revenue Bonds issued under the OWDA Revenue Bond Indenture has then accrued and is unpaid (specifying the rate or rates of such accrual and the principal amount of the particular OWDA Revenue Bonds to which such rates apply), stating such declaration of maturity has not been annulled and demanding payment of the principal amount of the Series A Bonds plus accrued interest thereon to the date fixed for such redemption. The date fixed for such redemption shall be not earlier than the date specified in the aforesaid written advice as the date of accelerated maturity of the OWDA Revenue Bonds then outstanding under the OWDA Revenue Bond Indenture, and not later than forty-five days after such date of accelerated maturity. Upon mailing of notice of redemption, the earliest date from which unpaid interest on the OWDA Revenue Bonds has then accrued (as specified by the OWDA Revenue Bond Trustee) shall become the initial interest accrual date (the "Initial Interest Accrual Date") with respect to the Series A Bonds; provided, however, on any demand for payment of the principal amount thereof at maturity as a result of the principal of the OWDA Revenue Bonds becoming due and payable on the maturity date of the Series A Bonds, the earliest date from which unpaid interest on the OWDA Revenue Bonds has then accrued shall become the Initial Interest Accrual Date with respect to the Series A Bonds, such date, together with each other different date from which unpaid interest on the OWDA Revenue Bonds has then accrued, to be as stated in a written notice from the OWDA Revenue Bond Trustee to the Trustee, which notice shall also specify the rate or rates of such accrual and the principal amount of the particular OWDA Revenue Bonds to which such rate or rates apply. The aforementioned notice of redemption shall become null and void for all purposes under the Indenture (including the fixing of the Initial Interest Accrual Date with respect to the bonds of this series) upon receipt by the Trustee of written notice from the OWDA Revenue Bond Trustee of the annulment of the acceleration of the maturity of the OWDA Revenue Bonds then outstanding under the OWDA Revenue Bond Indenture and of the rescission of the aforesaid written advice prior to the redemption date specified in such notice of redemption, and thereupon no redemption of the Series A Bonds and no payment in respect thereof as specified in such notice of redemption shall be effected or required. But no such rescission shall extend to any


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subsequent written advice from the OWDA Revenue Bond Trustee or impair any right consequent on such subsequent written advice.


         Section 2.09 The Series A Bonds shall not otherwise be subject to redemption by the Company prior to maturity.

         Section 2.10 Subject to the provisions of the Indenture, written notice of redemption of Series A Bonds pursuant to this Article II shall be given by the Trustee by mailing to the registered owner or owners of such Series A Bonds to be redeemed a notice of such redemption, first class, postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Series A Bonds.


         Section 2.11 Series A Bonds shall not be transferable except to a successor trustee under the OWDA Revenue Bond Indenture or in connection with the exercise of the rights and remedies of the holder thereof consequent upon an event of default as defined in the Indenture.

         Section 2.12 The aggregate principal amount of Series A Bonds which may be authenticated and delivered hereunder shall not exceed $46,510,000, except as otherwise provided in the Indenture.


         Section 2.13 The form of the fully registered Series A Bonds, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:


                         [FORM OF FULLY REGISTERED BOND]

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                Incorporated under the laws of the State of Ohio
                 FIRST MORTGAGE BOND, GUARANTEE SERIES A OF 1998
                               Due October 1, 2030


No.                                                               $


     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company," which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to __, or registered assigns, the sum of ___ Dollars ($__ ) or the aggregate unpaid principal amount hereof, whichever is less, on October 1, 2030, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at the rate specified in Article II of the Supplemental Indenture (hereinafter referred to), such interest to be payable on October 1 and April 1 in each year starting on the Initial Interest Accrual Date (hereinafter defined) (each such date herein called an "interest payment date"), and on and until the date of maturity of this Bond, or, if this Bond shall be duly called for redemption, on and until the redemption date, or, if the Company shall default in the

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payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest from the Initial Interest Accrual Date (hereinafter defined) until the principal of this Bond has been paid or duly provided for. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the record date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter referred to). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.

         This Bond is one of the duly authorized Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York (subsequently Morgan Guaranty Trust Company of New York and then The Chase Manhattan Bank (National Association)), now succeeded by The Chase Manhattan Bank, as Trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, Guarantee Series A of 1998 due 2030 (herein called the "Pledge Bonds") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $46,510,000, issued under and secured by the Indenture and described in the Seventy-Ninth Supplemental Indenture dated as of October 1, 1998, between the Company and the Trustee (herein called the "Supplemental Indenture").

         The Pledge Bonds have been delivered by the Company to Chase Manhattan Trust Company, National Association, as trustee (hereinafter called the "Revenue Bond Trustee") under the Trust Indenture (the "Revenue Bond Indenture") dated as of October 1, 1998 between the Ohio Water Development Authority (the "Authority") and the Revenue Bond Trustee securing $46,510,000 of the Authority's State of Ohio Pollution Control Revenue Refunding Bonds, Series 1998-A (The Cleveland Electric Illuminating Company Project) which have been issued on behalf of the Company (the "Revenue Bonds").


         Subject to becoming null and void as provided in Section 2.08 of
Article II of the Supplemental Indenture, the Initial Interest Accrual Date for the Pledge Bonds shall be the earliest date from which unpaid and overdue interest on the Revenue Bonds has accrued.

         If and when the principal of any Revenue Bonds is paid then there is deemed to be paid a principal amount of the Pledge Bonds then outstanding which bears the same ratio to the aggregate principal amount of Pledge Bonds then outstanding as the aggregate principal amount of the Revenue Bonds so paid bears to the aggregate principal amount of the Revenue Bonds outstanding immediately before such payment; provided, however, that such payment of Pledge

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

Bonds is deemed to be made only when and to the extent that notice of such payment of such Revenue Bonds is given by the Company to the Trustee.

         The Pledge Bonds shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 2.08 of Article II of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

         Any redemption of the Pledge Bonds shall be made after written notice to the registered owner or owners of such Bonds, sent by the Trustee by first class mail postage prepaid, at least 30 days and not more than 60 days before the redemption date, unless a shorter notice period is consented to in writing by the registered owner or owners of all Pledge Bonds and such consent is filed with the Trustee, and such redemption and notice shall be made in the manner provided in Article II of the Supplemental Indenture, subject to the provisions of the Indenture.

         In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

         To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 80% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 80% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Bond. In the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has modified the Indenture effective from and after the time when none of the Bonds of any series established prior to the execution of the Nineteenth Supplemental Indenture shall remain outstanding so as to change "80%" in the foregoing sentence to "60%" and to make certain other modifications of the Indenture and has reserved the right to make certain other modifications of the Indenture without any vote, consent or other action by the holders of Bonds of any series established in the Nineteenth Supplemental Indenture or in any subsequent supplemental indenture.

         If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.


         Subject to the limitations provided in the Indenture and Section 2.11 of the Supplemental Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon new fully registered Pledge Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor, and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Pledge Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.


         No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

         This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

         IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Corporate Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:                                      THE CLEVELAND ELECTRIC ILLUMINATING
                                              COMPANY


Attest:                                     By:  ______________________________

---------------------
Corporate Secretary

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                                      THE CHASE MANHATTAN BANK, TRUSTEE

                                      By: ______________________________________
                                           Authorized Officer


                     [END OF FORM OF FULLY REGISTERED BOND]






                                   ARTICLE III

                        CREATION, PROVISIONS, REDEMPTION,
                   PRINCIPAL AMOUNT AND FORM OF SERIES B BONDS
                   -------------------------------------------


         Section 3.01 The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, Guarantee Series B of 1998 due 2030" of the Company and hereinabove and hereinafter called the "Series B Bonds." The Series B Bonds shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.


         Section 3.02 The Series B Bonds shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 and any integral multiple thereof.


         Section 3.03 The Series B Bonds shall be dated the date of authentication, shall mature on October 1, 2030, and shall bear interest from the time hereinafter provided at such rate per annum on each interest payment date hereinafter defined as shall cause the amount of interest payable on such Series B Bonds to equal the amount of interest payable on the OAQDA Revenue Bonds, such interest payable on October 1 and April 1 in each year starting on the Initial Interest Accrual Date (as defined below) (each such date hereinafter called an "interest payment date") on and until maturity, or, in the case of any such Series B Bonds duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Series B Bonds, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture.

         The Series B Bonds shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Except as hereinafter provided, each Series B Bond shall bear interest from the Initial Interest Accrual Date (as defined below) until the principal of such Series B Bond is paid or duly provided for.

         The interest payable on any interest payment date shall be paid to the respective persons in whose names the Series B Bonds shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Series B Bonds are registered at the close of business on a date (the "Subsequent Record Date") not less than 10 days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Series B Bonds not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day that is not a business day, then such interest payment date shall be the next succeeding business day.

         The interest rate on the Series B Bonds shall be the same rate of interest per annum as is borne by the OAQDA Revenue Bonds; provided, however, that if there are different rates of interest borne by the OAQDA Revenue Bonds, or if interest is required to be paid on the OAQDA Revenue Bonds more frequently than on each October 1 or April 1, the interest rate on the Series B Bonds shall be the rate that results in the total amount of interest payable on an interest payment date, a redemption date or at maturity, as the case may be, or at any other time interest on the Series B Bonds is due and payable, to be equal to the total amount of unpaid interest that has accrued on all then outstanding OAQDA Revenue Bonds.


         Section 3.04 In the manner and subject to the limitations provided in the Indenture, Series B Bonds may be exchanged for a like aggregate principal amount of Series B Bonds of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.

         Except as otherwise provided in Section 3.03 of this Article III with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Series B Bond is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.


         Section 3.05 The Series B Bonds shall be redeemable only to the extent provided in this Article III, subject to the provisions contained in Article VI of the Indenture and the form of Series B Bond.


         Section 3.06 Subject to the applicable provisions of the Indenture, written notice of redemption of Series B Bonds pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Series B Bonds to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Series B Bonds. Any notice of redemption shall be mailed at least 30 days, but no more than 60 days, prior to the redemption date.


         Section 3.07 If and when the principal of any OAQDA Revenue Bonds shall be paid, then there shall be deemed to have been paid a principal amount of the Series B Bonds then outstanding which bears the same ratio to the aggregate principal amount of Series B Bonds then outstanding as the principal amount of the OAQDA Revenue Bonds so paid bears to the aggregate principal amount of the OAQDA Revenue Bonds outstanding immediately before such payment; provided, however, that such payment of Series B Bonds shall be deemed to have been made only when and to the extent that notice of such payment of the principal amount of such OAQDA Revenue Bonds shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such purchase or payment of OAQDA Revenue Bonds has been so made.


         Section 3.08 The Series B Bonds shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive written advice from the OAQDA Revenue Bond Trustee stating that the principal amount of all the OAQDA Revenue Bonds then outstanding under the OAQDA Revenue Bond Indenture has been declared due and payable pursuant to the provisions of Section 11.02 of the OAQDA Revenue Bond Indenture, specifying the date of the accelerated maturity of such OAQDA Revenue Bonds and the date or dates from which interest on the OAQDA Revenue Bonds issued under the OAQDA Revenue Bond Indenture has then accrued and is unpaid (specifying the rate or rates of such accrual and the principal amount of the particular OAQDA Revenue Bonds to which such rates or rates apply), stating such declaration of maturity has not been annulled and demanding payment of the principal amount of the Series B Bonds plus accrued interest thereon to the date fixed for such redemption. The date fixed for such redemption shall be not earlier than the date specified in the aforesaid written advice as the date of accelerated maturity of the OAQDA Revenue Bonds then outstanding under the OAQDA Revenue Bond Indenture, and not later than forty-five days after such date of accelerated maturity. Upon mailing of notice of redemption, the earliest date from which unpaid interest on the OAQDA Revenue Bonds has then accrued (as specified by the OAQDA Revenue Bond Trustee) shall become the initial interest accrual date (the "Initial Interest Accrual Date") with respect to the Series B Bonds; provided, however, on any demand for payment of the principal amount thereof at maturity as a result of the principal of the OAQDA Revenue Bonds becoming due and payable on the maturity date of the Series B Bonds, the earliest date from which unpaid interest on the OAQDA Revenue Bonds has then accrued shall become the Initial Interest Accrual Date with respect to the Series B Bonds, such date, together with each other different date from which unpaid interest on the OAQDA Revenue Bonds has then accrued, to be as stated in a written notice from the OAQDA Revenue Bond Trustee to the Trustee, which notice shall also specify the rate or rates of such accrual and the principal amount of the particular OAQDA Revenue Bonds to which such rate or rates apply. The aforementioned notice of redemption shall become null and void for all purposes under the Indenture (including the fixing of the Initial Interest Accrual Date with respect to the Series B Bonds) upon receipt by the Trustee of written notice from the OAQDA Revenue Bond Trustee of the annulment of the acceleration of the maturity of the OAQDA

Revenue Bonds then outstanding under the OAQDA Revenue Bond Indenture and of the rescission of the aforesaid written advice prior to the redemption date specified in such notice of redemption, and thereupon no redemption of the Series B Bonds and no payment in respect thereof as specified in such notice of redemption shall be effected or required. But no such rescission shall extend to any subsequent written advice from the OAQDA Revenue Bond Trustee or impair any right consequent on such subsequent written advice.


         Section 3.09 The Series B Bonds shall not otherwise be subject to redemption by the Company prior to maturity.

         Section 3.10 Subject to the provisions of the Indenture, written notice of redemption of Series B Bonds pursuant to this Article III shall be given by the Trustee by mailing to the registered owner or owners of such Series B Bonds to be redeemed a notice of such redemption, first class, postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Series B Bonds.


         Section 3.11 Series B Bonds shall not be transferable except to a successor trustee under the OAQDA Revenue Bond Indenture or in connection with the exercise of the rights and remedies of the holder thereof consequent upon an event of default as defined in the Indenture.


         Section 3.12 The aggregate principal amount of Series B Bonds which may be authenticated and delivered hereunder shall not exceed $12,085,000, except as otherwise provided in the Indenture.


         Section 3.13 The form of the fully registered Series B Bonds, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:


                         [FORM OF FULLY REGISTERED BOND]

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                Incorporated under the laws of the State of Ohio
                 FIRST MORTGAGE BOND, GUARANTEE SERIES B OF 1998
                               Due October 1, 2030

No.                                                            $

     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company," which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to___ , or registered assigns, the sum of___ Dollars ($___ ) or the aggregate unpaid principal amount hereof, whichever is less, on October 1, 2030, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at the rate specified in Article III of the Supplemental Indenture

(hereinafter referred to), such interest to be payable on October 1 and April 1 in each year starting on the Initial Interest Accrual Date (hereinafter defined) (each such date herein called an "interest payment date"), and on and until the date of maturity of this Bond, or, if this Bond shall be duly called for redemption, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest from the Initial Interest Accrual Date (hereinafter defined) until the principal of this Bond has been paid or duly provided for. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the record date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter referred to). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.

         This Bond is one of the duly authorized Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York (subsequently Morgan Guaranty Trust Company of New York and then The Chase Manhattan Bank (National Association)), now succeeded by The Chase Manhattan Bank, as Trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, Guarantee Series B of 1998 due 2030 (herein called the "Pledge Bonds") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $12,085,000, issued under and secured by the Indenture and described in the Seventy-Ninth Supplemental Indenture dated as of October 1, 1998, between the Company and the Trustee (herein called the "Supplemental Indenture").

         The Pledge Bonds have been delivered by the Company to Chase Manhattan Trust Company, National Association, as trustee (hereinafter called the "Revenue Bond Trustee") under the Trust Indenture (the "Revenue Bond Indenture") dated as of October 1, 1998 between the Ohio Air Quality Development Authority (the "Authority") and the Revenue Bond Trustee securing $12,085,000 of the Authority's State of Ohio Pollution Control Revenue Refunding Bonds, Series 1998-B (The Cleveland Electric Illuminating Company Project) which have been issued on behalf of the Company (the "Revenue Bonds").

         Subject to becoming null and void as provided in Section 3.08 of
Article III of the Supplemental Indenture, the Initial Interest Accrual Date for the Pledge Bonds shall be the earliest date from which unpaid and overdue interest on the Revenue Bonds has accrued.

         If and when the principal of any Revenue Bonds is paid then there is deemed to be paid a principal amount of the Pledge Bonds then outstanding which bears the same ratio to the aggregate principal amount of Pledge Bonds then outstanding as the aggregate principal amount of the Revenue Bonds so paid bears to the aggregate principal amount of the Revenue Bonds outstanding immediately before such payment; provided, however, that such payment of Pledge Bonds is deemed to be made only when and to the extent that notice of such payment of such Revenue Bonds is given by the Company to the Trustee.

         The Pledge Bonds shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 3.08 of Article III of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

         Any redemption of the Pledge Bonds shall be made after written notice to the registered owner or owners of such Bonds, sent by the Trustee by first class mail postage prepaid, at least 30 days and not more than 60 days before the redemption date, unless a shorter notice period is consented to in writing by the registered owner or owners of all Pledge Bonds and such consent is filed with the Trustee, and such redemption and notice shall be made in the manner provided in Article III of the Supplemental Indenture, subject to the provisions of the Indenture.

         In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

         To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 80% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 80% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Bond. In the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has modified the Indenture effective from and after the time when none of the Bonds of any series established prior to the execution of the Nineteenth Supplemental Indenture shall remain outstanding so as to change "80%" in the foregoing sentence to "60%" and to make certain other modifications of the Indenture and has reserved the right to make certain other modifications of the Indenture without any vote, consent or other action by the holders of Bonds of any series established in the Nineteenth Supplemental Indenture or in any subsequent supplemental indenture.

         If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture.

The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

         Subject to the limitations provided in the Indenture and Section 3.11 of the Supplemental Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon new fully registered Pledge Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor, and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Pledge Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

         No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

         This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

         IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Corporate Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:                                      THE CLEVELAND ELECTRIC ILLUMINATING
                                              COMPANY


Attest:                                     By:  _____________________________

---------------------
Corporate Secretary


                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                   THE CHASE MANHATTAN BANK, TRUSTEE

                   By: ______________________________________
                                           Authorized Officer


                     [END OF FORM OF FULLY REGISTERED BOND]



                                   ARTICLE IV

                        CREATION, PROVISIONS, REDEMPTION,
                   PRINCIPAL AMOUNT AND FORM OF SERIES C BONDS
                   -------------------------------------------


         Section 4.01 The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, 1998 Guarantee Series C of 1998 due 2030" of the Company and hereinabove and hereinafter called the "Series C Bonds." The Series C Bonds shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.


         Section 4.02 The Series C Bonds shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 and any integral multiple thereof.


         Section 4.03 The Series C Bonds shall be dated the date of authentication, shall mature on October 1, 2030, and shall bear interest from the time hereinafter provided at such rate per annum on each interest payment date hereinafter defined as shall cause the amount of interest payable on such Series C Bonds to equal the amount of interest payable on the BCIDA Revenue Bonds, such interest payable on October 1 and April 1 in each year starting on the Initial Interest Accrual Date (as defined below) (each such date hereinafter called an "interest payment date") on and until maturity, or, in the case of any such Series C Bonds duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Series C Bonds, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture.

         The Series C Bonds shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of

================================================================================

Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Except as hereinafter provided, each Series C Bond shall bear interest from the Initial Interest Accrual Date (as defined below) until the principal of such Series C Bond is paid or duly provided for.

         The interest payable on any interest payment date shall be paid to the respective persons in whose names the Series C Bonds shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Series C Bonds are registered at the close of business on a date (the "Subsequent Record Date") not less than 10 days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Series C Bonds not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day that is not a business day, then such interest payment date shall be the next succeeding business day.

         The interest rate on the Series C Bonds shall be the same rate of interest per annum as is borne by the BCIDA Revenue Bonds; provided, however, that if there are different rates of interest borne by the BCIDA Revenue Bonds, or if interest is required to be paid on the BCIDA Revenue Bonds more frequently than on each October 1 or April 1, the interest rate on the Series C Bonds shall be the rate that results in the total amount of interest payable on an interest payment date, a redemption date or at maturity, as the case may be, or at any other time interest on the Series C Bonds is due and payable, to be equal to the total amount of unpaid interest that has accrued on all then outstanding BCIDA Revenue Bonds.


         Section 4.04 in the manner and subject to the limitations provided in the Indenture, Series C Section 4.04 Bonds may be exchanged for a like aggregate principal amount of Series C Bonds of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.

         Except as otherwise provided in Section 4.03 of this Article IV with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Series C Bond is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.


         Section 4.05 The Series C Bonds shall be redeemable only to the extent provided in this Article IV, subject to the provisions contained in Article VI of the Indenture and the form of Series C Bond.

         Section 4.06 Subject to the applicable provisions of the Indenture, written notice of redemption of Series C Bonds pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Series C Bonds to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Series C Bonds. Any notice of redemption shall be mailed at least 30 days, but no more than 60 days, prior to the redemption date.


         Section 4.07 If and when the principal of any BCIDA Revenue Bonds shall be paid, then there shall be deemed to have been paid a principal amount of the Series C Bonds then outstanding which bears the same ratio to the aggregate principal amount of Series C Bonds then outstanding as the principal amount of the BCIDA Revenue Bonds so paid bears to the aggregate principal amount of the BCIDA Revenue Bonds outstanding immediately before such payment; provided, however, that such payment of Series C Bonds shall be deemed to have been made only when and to the extent that notice of such payment of the principal amount of such BCIDA Revenue Bonds shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such purchase or payment of BCIDA Revenue Bonds has been so made.


         Section 4.08 The Series C Bonds shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive written advice from the BCIDA Revenue Bond Trustee stating that the principal amount of all the BCIDA Revenue Bonds then outstanding under the BCIDA Revenue Bond Indenture has been declared due and payable pursuant to the provisions of Section 11.02 of the BCIDA Revenue Bond Indenture, specifying the date of the accelerated maturity of such BCIDA Revenue Bonds and the date or dates from which interest on the BCIDA Revenue Bonds issued under the BCIDA Revenue Bond Indenture has then accrued and is unpaid (specifying the rate or rates of such accrual and the principal amount of the particular BCIDA Revenue Bonds to which such rate or rates apply, stating such declaration of maturity has not been annulled and demanding payment of the principal amount of the Series C Bonds plus accrued interest thereon to the date fixed for such redemption. The date fixed for such redemption shall be not earlier than the date specified in the aforesaid written advice as the date of accelerated maturity of the BCIDA Revenue Bonds then outstanding under the BCIDA Revenue Bond Indenture, and not later than forty-five days after such date of accelerated maturity. Upon mailing of notice of redemption, the earliest date from which unpaid interest on the BCIDA Revenue Bonds has then accrued (as specified by the BCIDA Revenue Bond Trustee) shall become the initial interest accrual date (the "Initial Interest Accrual Date") with respect to the Series C Bonds; provided, however, on any demand for payment of the principal amount thereof at maturity as a result of the principal of the BCIDA Revenue Bonds becoming due and payable on the maturity date of the Series C Bonds, the earliest date from which unpaid interest on the BCIDA Revenue Bonds has then accrued shall become the Initial Interest Accrual Date with respect to the Series C Bonds, such date, together with each other different date from which unpaid interest on the BCIDA Revenue Bonds has then accrued, to be as stated in a written notice from the BCIDA Revenue Bond Trustee to the Trustee, which notice shall also specify the rate or rates of such accrual and the principal amount of the particular BCIDA Revenue Bonds to which such rate or rates shall apply. The aforementioned notice of redemption shall become null and void for all purposes under the Indenture (including the fixing of the Initial Interest Accrual Date with respect to the Series C Bonds) upon receipt by the Trustee of written notice from the BCIDA Revenue Bond Trustee of the annulment of the acceleration of the maturity of the BCIDA Revenue Bonds then outstanding under the BCIDA Revenue Bond Indenture and of the rescission of the aforesaid written advice prior to the redemption date specified in such notice of redemption, and thereupon no redemption of the Series C Bonds and no payment in respect thereof as specified in such notice of redemption shall be effected or required. But no such rescission shall extend to any subsequent written advice from the BCIDA Revenue Bond Trustee or impair any right consequent on such subsequent written advice.


         Section 4.09 The Series C Bonds shall not otherwise be subject to redemption by the Company prior to maturity.

         Section 4.10 Subject to the provisions of the Indenture, written notice of redemption of Series C Bonds pursuant to this Article IV shall be given by the Trustee by mailing to the registered owner or owners of such Series C Bonds to be redeemed a notice of such redemption, first class, postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Series C Bonds.


         Section 4.11 Series C Bonds shall not be transferable except to a successor trustee under the BCIDA Revenue Bond Indenture or in connection with the exercise of the rights and remedies of the holder thereof consequent upon an event of default as defined in the Indenture.


         Section 4.12 The aggregate principal amount of Series C Bonds which may be authenticated and delivered hereunder shall not exceed $46,300,000, except as otherwise provided in The Indenture.


         Section 4.13 The form of the fully registered Series C Bonds, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:


                         [FORM OF FULLY REGISTERED BOND]

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                Incorporated under the laws of the State of Ohio
                 FIRST MORTGAGE BOND, GUARANTEE SERIES C OF 1998
                               Due October 1, 2030

No.                                                                  $

     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company," which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to_______ , or registered assigns, the sum of______ Dollars ($______ ) or the aggregate unpaid principal amount hereof, whichever is less, on October 1, 2030, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at the rate specified in
Article IV of the Supplemental Indenture (hereinafter referred to), such interest to be payable on October 1 and April 1 in each year starting on the Initial Interest Accrual Date (hereinafter defined) (each such date herein called an "interest payment date"), and on and until the date of maturity of this Bond, or, if this Bond shall be duly called for redemption, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest from the Initial Interest Accrual Date (hereinafter defined) until the principal of this Bond has been paid or duly provided for. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the record date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter referred to). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.

         This Bond is one of the duly authorized Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York (subsequently Morgan Guaranty Trust Company of New York and then The Chase Manhattan Bank (National Association)), now succeeded by The Chase Manhattan Bank, as Trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, Guarantee Series C of 1998 due 2030 (herein called the "Pledge Bonds") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $46,300,000, issued under and secured by the Indenture and described in the Seventy-Ninth Supplemental Indenture dated as of October 1, 1998, between the Company and the Trustee (herein called the "Supplemental Indenture").

         The Pledge Bonds have been delivered by the Company to Chase Manhattan Trust Company, National Association, as trustee (hereinafter called the "Revenue Bond Trustee") under the Trust Indenture (the "Revenue Bond Indenture") dated as of October 1, 1998 between the Beaver County Industrial Development Authority (the "Authority") and the Revenue Bond Trustee securing $46,300,000 of the Authority's Pollution Control Revenue Refunding Bonds Series 1998 (The Cleveland Electric Illuminating Company Project) which have been issued on behalf of the Company (the "Revenue Bonds").

         Subject to becoming null and void as provided in Section 4.08 of
Article IV of the Supplemental Indenture, the Initial Interest Accrual Date for the Pledge Bonds shall be the earliest date from which unpaid and overdue interest on the Revenue Bonds has accrued.

         If and when the principal of any Revenue Bonds is paid then there is deemed to be paid a principal amount of the Pledge Bonds then outstanding which bears the same ratio to the aggregate principal amount of Pledge Bonds then outstanding as the aggregate principal amount of the Revenue Bonds so paid bears to the aggregate principal amount of the Revenue Bonds outstanding immediately before such payment; provided, however, that such payment of Pledge Bonds is deemed to be made only when and to the extent that notice of such payment of such Revenue Bonds is given by the Company to the Trustee.

         The Pledge Bonds shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 4.08 of Article IV of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

         Any redemption of the Pledge Bonds shall be made after written notice to the registered owner or owners of such Bonds, sent by the Trustee by first class mail postage prepaid, at least 30 days and not more than 60 days before the redemption date, unless a shorter notice period is consented to in writing by the registered owner or owners of all Pledge Bonds and such consent is filed with the Trustee, and such redemption and notice shall be made in the manner provided in Article IV of the Supplemental Indenture, subject to the provisions of the Indenture.

         In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

         To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 80% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 80% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Bond. In the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has modified the Indenture effective from and after the time when none of the Bonds of any series established prior to the execution of the Nineteenth Supplemental Indenture shall remain outstanding so as to change "80%" in the foregoing sentence to "60%" and to make certain other modifications of the Indenture and has reserved the right to make certain other modifications of the Indenture without any vote, consent or other action by the holders of Bonds of any series established in the Nineteenth Supplemental Indenture or in any subsequent supplemental indenture.

         If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

         Subject to the limitations provided in the Indenture and Section 4.11 of the Supplemental Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon new fully registered Pledge Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor, and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Pledge Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

         No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

         This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

         IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Corporate Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:                                      THE CLEVELAND ELECTRIC ILLUMINATING
                                              COMPANY


Attest:                                     By:  ______________________________

---------------------
Corporate Secretary


                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                                      THE CHASE MANHATTAN BANK, TRUSTEE

                                      By: _____________________________________
                                           Authorized Officer


                     [END OF FORM OF FULLY REGISTERED BOND]



                                    ARTICLE V

                                   THE TRUSTEE
                                   -----------


         Section 5.01 The Trustee hereby accepts the trusts hereby declared and provided upon the terms and conditions in the Indenture set forth and upon the terms and conditions set forth in this Article V.


         Section 5.02 The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XIII of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate.

         Section 5.03 For purposes of this Supplemental Indenture (a) the Trustee may conclusively rely and shall be protected in acting upon the written demand from, or certificate of, any agency duly appointed by resolution of the Board of Directors of the Company or any officer's certificate or opinion of counsel, as to the truth of the statements and the correctness of the opinions expressed therein, without independent investigation or verification thereof, subject to Article XIII of the Indenture and (b) a written demand from, or certificate of, an agency of the Company shall mean a written demand or certificate executed by the president, any vice president or any trust officer of, or any other person authorized to act for, such agency, as such.


         Section 5.04 The Company shall cause any agency of the Company, other than the Trustee, which it may appoint from time to time to act as such agency in respect of the Pledge Bonds, to execute and deliver to the Trustee an instrument in which such agency shall:


                  (a) Agree to keep and maintain, and furnish to the Trustee from time to time as reasonably requested by the Trustee, appropriate records of all transactions carried out by it as such agency and to furnish the Trustee such other information and reports as the Trustee may reasonably require;


                  (b) Certify that it is eligible for appointment as such agency and agree to notify the Trustee promptly if it shall cease to be so eligible; and


                  (c) Agree to indemnify the Trustee, in a manner satisfactory to the Trustee, against any loss, liability or expense incurred by, and defend any claim asserted against, the Trustee by reason of any acts or failures to act as such agency, except for any liability resulting from any action taken by it at the specific direction of the Trustee;

provided, however, that the Company, in lieu of causing any such agency to furnish such an instrument, may make such other arrangements with the Trustee in respect of any such agency as shall be satisfactory to the Trustee.


         Section 5.05 The Trustee shall advise the Company in writing of the receipt of any notification provided for pursuant to Sections 2.07 or 2.08 of
Article II, Sections 3.07 or 3.08 of Article III and Sections 4.07 or 4.08 of
Article IV of this Supplemental Indenture.



                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

                                    EXECUTION

         IN WITNESS WHEREOF, said The Cleveland Electric Illuminating Company has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Corporate Secretary or an Assistant Secretary, and said The Chase Manhattan Bank, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by one of its Vice Presidents or one of its Corporate Trust Officers, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by one of its Corporate Secretaries, all as of the day and year first above written.


                                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY


                                  By:/s/ Richard H. Marsh
                                     ----------------------------------------
                                     Richard H. Marsh, Vice President

Attest:

/s/ Nancy C. Ashcom
----------------------------------------
Nancy C. Ashcom, Corporate Secretary


Signed, sealed and acknowledged by
The Cleveland Electric Illuminating Company in the presence of


/s/ Thomas C. Navin
----------------------------------------
Thomas C. Navin



/s Cynthia A. Laflame
----------------------------------------
Cynthia A. LaFlame
As Witnesses

                                        THE CHASE MANHATTAN BANK, AS TRUSTEE


                                         By:/s/ James P. Freeman
                                           -----------------------------------
                                               James P. Freeman, Vice President


Attest:


/s R. Lorenzen
----------------------------------------
R. Lorenzen, Senior Trust Officer

Signed, sealed and acknowledged by
The Chase Manhattan Bank
in the presence of


/s/ W. Keenan
----------------------------------------
W. Keenan


/s/ Melissa Goldsmith
----------------------------------------
Melissa Goldsmith

As witnesses

STATE OF OHIO                   )
                                :    ss.:
COUNTY OF SUMMIT                )


          On this 1st day of October 1998, before me personally appeared Richard
H. Marsh and Nancy C. Ashcom, to me personally known, who being by me severally duly sworn, did say that they are a Vice President and the Corporate Secretary, respectively, of The Cleveland Electric Illuminating Company, that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said officers severally acknowledged said instrument to the free act and deed of said corporation.


                                       /s/ Susie M. Hoisten
                                       -------------------------
                                       Notary Public
                                       Susie M. Hoisten
                                       Residence - Summit County
                                       State Wide Jurisdiction, Ohio
                                       My Commission expires November 19, 2001

STATE OF NEW YORK               )
                                :    ss.:
COUNTY OF NEW YORK              )


          On this 1st day of October, 1998, before me personally appeared James
P. Freeman and R. Lorenzen, to me personally known, who being by me severally duly sworn, did say that they are a Vice President and a Senior Trust Officer, respectively, of The Chase Manhattan Bank, that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said officers severally acknowledged said instrument to the free act and deed of said corporation.


                                       /s/ Annabelle Deluca
                                       ---------------------------------
                                       Annabelle DeLuca
                                       Notary Public, State of New York
                                       No. 01DE5013759
                                       Qualified in Kings County
                                       Certificate Filed in New York County
                                       Commission Expires July 15, 1999





          This instrument prepared by: FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308.